FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2004

Date of Report (Date of earliest event reported)

ILX Resorts Incorporated

Exact name of Registrant as specified in its charter

ARIZONA

(State or other jurisdiction of incorporation)

001-13855	86-0564171
(Commission File	(I.R.S. Employer
Number)	Identification No.)

2111 E. Highland Avenue, Suite 210, Phoenix, AZ 85016

(Address of principal executive offices)

Registrant's telephone number, including area code 602-957-2777

Item 3.02 Unregistered Sales of Equity Securities

The Company issued 40,000 shares of unregistered common stock to the Company's ESOP in exchange for $348,800.

In issuing the foregoing shares, the Company relied upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that the transactions did not involve a public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILX Resorts Incorporated

Date: December 14, 2004	/s/ Joseph P. Martori
Joseph P. Martori
Chairman